Janus Strategic Value Fund
                Supplement Dated January 31, 2000 to Prospectus
                             Dated January 31, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED JANUARY 31, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Janus Distributors Inc., the distributor for Janus Strategic Value Fund (the "Fund"), will solicit orders to purchase shares of the Fund during an initial offering period from January 31, 2000 to February 29, 2000 (the "Subscription Period"). Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for February 29, 2000). An order in proper form to purchase shares of the Fund that is accompanied by payment and is received by the Fund's transfer agent prior to February 26, 2000 will be deemed to be an order to purchase shares of Janus Money Market
Fund - Investor Shares, and a further order to exchange shares of Janus Money Market Fund - Investor Shares for shares of the Fund as of February 29, 2000. The exchange will be processed and priced at the initial offering price of $10.00 per share into the Fund on February 29, 2000. An exchange order may be revoked at any time prior to February 29, 2000. An order in proper form to purchase shares of the Fund that is accompanied by payment and is received by the Fund's transfer agent from February 26, 2000 to February 28, 2000 will be held and invested in the Fund on February 29, 2000.

Existing Janus fund shareholders may exchange all or a portion of shares of any Janus fund they currently hold into the Fund. Exchange orders will be effected at the net asset value on February 29, 2000 of the Janus fund(s) currently held and being exchanged into the Fund. Shareholders bear the risk that the value of the Janus fund shares currently held and being exchanged into the Fund will go down between the time an exchange order is given and when it is accepted by the Fund on February 29, 2000. Shareholders may revoke their exchange order and avoid realizing such a loss at any time before February 29, 2000.

Any exchange into the Fund represents the sale of shares from one fund and the purchase of shares of the Fund, which may produce a taxable gain or loss in a non-tax deferred account.

Charles Schwab & Co., Inc. ("Schwab") is also soliciting subscriptions of shares of the Fund during the Subscription Period pursuant to a selected dealer agreement with Janus Distributors, Inc. The $10.00 per share purchase price for shares of the Fund ordered through Schwab will be paid from a Schwab customer's brokerage account on February 29, 2000. The funds to cover the subscription order must be available in the Schwab account by the close of business on Friday, February 25, 2000 or the order may be cancelled. Janus Capital Corporation or its affiliates may pay to Schwab from its own resources compensation in connection with Schwab's services related to the Subscription Period, and such compensation will have no effect on the Fund's fees or expenses. For more information about Schwab's compensation, see the Prospectus section "Transactions Through Processing Organizations."

Shares of the Fund will not be available to the public prior to the Fund's commencement of operations except through these subscription offers.

4338